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                                                                    EXHIBIT 99.3

                              STARBASE CORPORATION

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

On November 4, 1999, the Company signed a definitive agreement to acquire all of the outstanding shares of common stock of ObjectShare, Inc. ("ObjectShare"), through a wholly owned subsidiary, in exchange for 952,432 shares of StarBase common stock valued at $8,850,000, transaction costs of $1,435,000 (payable in 100,000 shares of StarBase common stock valued at $929,000 and cash of $560,000) and the assumption of net liabilities of $370,000. The net liabilities assumed include a write-down of $279,000 of property to its estimated fair market value and the assumption of $415,000 of severance liabilities which will be settled by the issuance of 44,662 shares of common stock. The acquisition will be accounted for as a purchase.

On March 8, 2000, the Company acquired all of the outstanding capital stock and stock options of Premia Corporation ("Premia") in exchange for 1,869,159 shares of StarBase common stock valued at $23,832,000 and estimated cash transaction costs of $500,000. The acquisition will be accounted for as a purchase.

The following unaudited pro forma balance sheet as of December 31, 1999 assumes that the acquisitions of ObjectShare and Premia occurred on December 31, 1999. The unaudited pro forma statement of operations for the nine months ended December 31, 1999 assumes the acquisitions of ObjectShare and Premia had occurred on April 1, 1999. The unaudited pro forma statement of operations for the year ended March 31, 1999 assumes the acquisitions of ObjectShare and Premia had occurred on April 1, 1998. The pro forma combined results of operations is presented for information purposes only, is based on historical information, and does not necessarily reflect the actual results that would have occurred nor is it necessarily indicative of future results of the combined enterprise.


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

                              STARBASE CORPORATION

                        UNAUDITED PRO FORMA BALANCE SHEET
                                 (in thousands)

                                                                                                                    Combined
                                                  StarBase       ObjectShare        Premia                          Pro Forma
                                                December 31,    December 31,     December 31,      Pro Forma       December 31,
                                                    1999            1999             1999         Adjustments          1999
                                                ------------    -------------    ------------     -----------      ------------
Assets
Current Assets:
  Cash and cash equivalents                       $  9,240        $    780          $  567         $ (1,060)(1)      $  9,527
  Restricted cash                                       39              --              --               --                39
  Marketable securities                                 22              --              --               --                22
  Accounts receivable, net                           4,273             500             900               --             5,673
  Prepaid expense and other assets                     345              24             106               --               475
                                                  --------        --------          ------         --------          --------

    Total current assets                            13,919           1,304           1,573           (1,060)           15,736

Investment securities available
  for sale                                              --              --             895               --               895
Property and equipment, net                          1,061             279             399             (279)(1)         1,460
Developed technology, net                              823              --              --               --               823
Goodwill and other intangibles                          --              --              --           33,615 (1)        33,615
Note receivable from officer                            98              --              --               --                98
Long-term restricted cash                               39              --              --               --                39
Other non-current assets                               368              59              14               --               441
                                                  --------        --------          ------         --------          --------
Total assets                                      $ 16,308        $  1,642          $2,881         $ 32,276          $ 53,107
                                                  ========        ========          ======         ========          ========

Liabilities and Stockholders' Equity
Current Liabilities:
  Accounts payable                                $    394        $    778          $   69         $     --          $  1,241
  Accrued compensation                                 712             122             460               --             1,294
  Other accrued liabilities                            547             385              18               --               950
  Deferred revenue                                   2,332              --             818               --             3,150
  Current portion of long-term
    obligations                                        132              49              --               --               181
                                                  --------        --------          ------         --------          --------
    Total current liabilities                        4,117           1,334           1,365               --             6,816

Long-term liabilities:
  Long-term obligations, less current
    portion                                             73              74              --               --               147
  Long-term deferred revenue                           638              --              --               --               638
                                                  --------        --------          ------         --------          --------
    Total long-term liabilities                        711              74              --               --               785

Commitments and contingencies

Stockholders' equity:
  Preferred stock                                        1              --              --               --                 1
  Common stock                                         410              12             100               86 (1)           608
  Additional paid-in capital                        69,274          50,239              --          (16,411)(1)       103,102
  Retained earnings (deficit)                      (58,106)        (50,017)          1,192           48,825 (1)       (58,106)
  Accumulated other comprehensive
    income (loss)                                      (99)             --             224             (224)(1)           (99)
                                                  --------        --------          ------         --------          --------
    Net stockholders' equity                        11,480             234           1,516           32,276            45,506
                                                  --------        --------          ------         --------          --------
Total liabilities and stockholders'
  equity                                          $ 16,308        $  1,642          $2,881         $ 32,276          $ 53,107
                                                  ========        ========          ======         ========          ========


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

                              STARBASE CORPORATION

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     (in thousands except per share amounts)

                                                      Nine months ended December 31, 1999
                                         ---------------------------------------------------------------
                                                                                 Pro Forma     Combined
                                         StarBase     ObjectShare   Premia(2)   Adjustments    Pro Forma
                                         --------     -----------   ---------   -----------    ---------
Revenues:
  License                                $  9,491       $ 1,464       $3,458      $    --       $ 14,413
  Service                                   1,848         4,897          900           --          7,645
                                         --------       -------       ------      -------       --------

    Total revenues                         11,339         6,361        4,358           --         22,058

Cost of Revenues:
  License                                     930           543          327           --          1,800
  Service                                     915         3,040           --           --          3,955
                                         --------       -------       ------      -------       --------

    Total cost of revenues                  1,845         3,583          327           --          5,755
                                         --------       -------       ------      -------       --------

Gross margin                                9,494         2,778        4,031           --         16,303

Operating Expenses:
  Research and development                  3,075           824          516           --          4,415
  Sales and marketing                       5,790         2,794        1,700           --         10,284
  General and administrative                3,312         2,634        1,603           --          7,549
  Goodwill amortization                        --            --           --        5,042(3)       5,042
                                         --------       -------       ------      -------       --------

    Total operating expenses               12,177         6,252        3,819        5,042         27,290
                                         --------       -------       ------      -------       --------

Operating income (loss)                    (2,683)       (3,474)         212       (5,042)       (10,987)

Interest and other income (loss)               88         3,229           59           --          3,376
Equity in loss of investee                   (250)           --           --           --           (250)
                                         --------       -------       ------      -------       --------

Income (loss) before income taxes          (2,845)         (245)         271       (5,042)        (7,861)

Provision for income taxes                      1            --           --           --              1
                                         --------       -------       ------      -------       --------

Net income (loss)                          (2,846)         (245)         271       (5,042)        (7,862)

Non-cash dividend and accretion
   of beneficial conversion feature           549            --           --           --            549
                                         --------       -------       ------      -------       --------

Net income (loss) applicable to
   common stockholders                   $ (3,395)      $  (245)      $  271      $(5,042)      $ (8,411)
                                         ========       =======       ======      =======       ========

Per share data:
  Basic and diluted net income (loss)
      per common share                   $  (0.11)      $ (0.02)                                $  (0.25)
                                         ========       =======                                 ========

Basic and diluted weighted average
   common shares outstanding               30,859        12,451                    (9,505)(4)     33,805
                                         ========       =======                   =======       ========


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

                              STARBASE CORPORATION

                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     (in thousands except per share amounts)

                                                               Year ended March 31, 1999
                                          ---------------------------------------------------------------------
                                                                                    Pro Forma         Combined
                                          StarBase     ObjectShare     Premia(2)   Adjustments        Pro Forma
                                          --------     -----------     ---------   -----------        ---------
Revenues:
  License                                 $  5,964       $  5,380       $ 4,014       $    --          $ 15,358
  Service                                      868         10,426           884            --            12,178
                                          --------       --------       -------       -------          --------

    Total revenues                           6,832         15,806         4,898            --            27,536

Cost of Revenues:
  License                                      508          1,737           615            --             2,860
  Service                                       --          5,705            --            --             5,705
                                          --------       --------       -------       -------          --------

    Total cost of revenues                     508          7,442           615            --             8,565
                                          --------       --------       -------       -------          --------

Gross margin                                 6,324          8,364         4,283            --            18,971

Operating Expenses:
  Research and development                   4,437          3,542           514            --             8,493
  Sales and marketing                        7,638          6,719         1,885            --            16,242
  General and administrative                 2,963          3,115         1,951            --             8,029
  Goodwill amortization                         --             --            --         6,723(3)          6,723
                                          --------       --------       -------       -------          --------

    Total operating expenses                15,038         13,376         4,350         6,723            39,487
                                          --------       --------       -------       -------          --------

Operating loss                              (8,714)        (5,012)          (67)       (6,723)          (20,516)

Interest and other income (loss)                32            160           103            --               295
                                          --------       --------       -------       -------          --------

Income (loss) before income taxes           (8,682)        (4,852)           36        (6,723)          (20,221)

Provision (benefit) for income taxes             1            (13)           --            --               (12)
                                          --------       --------       -------       -------          --------

Net income (loss)                           (8,683)        (4,839)           36        (6,723)          (20,209)

Non-cash dividend and accretion
   of beneficial conversion feature          1,277             --            --            --             1,277
                                          --------       --------       -------       -------          --------

Net income (loss) applicable to
   common stockholders                    $ (9,960)      $ (4,839)      $    36       $(6,723)         $(21,486)
                                          ========       ========       =======       =======          ========

Per share data:
  Basic and diluted net income (loss)
      per common share                    $  (0.49)      $  (0.39)                                     $  (0.92)
                                          ========       ========                                      ========

Basic and diluted weighted average
   common shares outstanding                20,526         12,308                      (9,362)(4)        23,472
                                          ========       ========                     =======          ========


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

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

(1) To reflect the elimination of ObjectShare's and Premia's equity accounts and the allocation of purchase price of $10,799,000 for the ObjectShare acquisition and $24,332,000 for the Premia acquisition, $33,615,000 to Goodwill and $1,516,000 to Premia's net assets.

    Also reflects the write-down of ObjectShare's property and equipment to an estimated fair market value of zero, estimated cash transaction costs of $1,060,000 and the issuance of 44,622 shares of StarBase common stock in settlement of certain ObjectShare severance agreements valued at $415,000.

    The allocation may change once the audits of ObjectShare's and Premia's closing balance sheets are completed and other valuation information is received.

(2) To reflect the statement of operations data of Premia as if their year-end was March 31.

(3) To reflect the amortization of goodwill of $33,615,000 over five years on a straight-line basis.

(4) To adjust for the 1,097,094 and 1,869,159 shares of StarBase common stock issued in the acquisitions of ObjectShare and Premia, respectively, in the basic and diluted net loss per share calculation.



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